Exhibit 99.1 Empowering Physicians TRANSFORMING HEALTHCARE Piper Sandler Value-Based Care Webinar December 21, 2021 PROPRIETARY AND CONFIDENTIAL

Disclaimer

Forward-Looking Statements

This presentation contains forward-looking statements that express the Company's opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company's control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in filings with the Securities and Exchange Commission ("SEC"), including those under "Risk Factors" therein. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date made. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Use of Non-GAAP Financial Information

In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with certain non-GAAP financial information, including: Care Margin; Platform Contribution; Platform Contribution margin; Adjusted EBITDA; and Adjusted EBITDA margin. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in the financial schedules in the Appendix of this presentation, as well as in the Company's quarterly financial press releases and related Form 8-K filings with the SEC. This information can be accessed for free by visiting www.priviahealth.com or www.sec.gov.

Management has not reconciled forward-looking non-GAAP measures to its most directly comparable GAAP measure of Operating Income and Net Income. This is because the Company cannot predict with reasonable certainty and without unreasonable efforts the ultimate outcome of Care Margin, Platform Contribution, Adjusted EBITDA or Adjusted Net Income, Adjusted Net Income Per Share due to market-related assumptions that are not within our control as well as certain legal or advisory costs, tax costs or other costs that may arise. For these reasons, management is unable to assess the probable significance of the unavailable information, which could materially impact the amount of the future directly comparable GAAP measures.

PRIVIA HEALTH
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What is Privia Health? Privia Health is building the leading next generation physician organization and care delivery network Our revolutionary business model is comprised of three interdependent elements: ü Single TIN Medical Group ü Risk-Bearing Entity ü Tech-Enabled Clinical and Performance Operations Platform We partner with all provider types, regardless of affiliation or ownership, in all reimbursement models across all geographies Our value-based care platform has proven success across the risk-bearing spectrum as we accelerate the movement of providers into risk-based arrangements 3 3

Privia Health’s Value-Based Care Structure Value Based Contracts Commercial, MSSP, MA, CMS Payor 1 Payor 2 Medicaid (PMPM / Shared Savings) Technology Solution Privia ACO / Risk Bearing Entity Privia Payor Contracting / Healthcare Economics Privia Medical Platform Physician Governance Group Clinical Operations & Programs Professional Services Agreement Physician (Shared Savings Split) Practice 4 4

Ability to Influence Outcomes Without Ownership of Underlying Practice ü Single medical group by market ü Single contracting entity & common risk pools ü Physician-led governance ü Integrated technology and clinical operations ü Financial alignment with physicians (no risk backstop) ü Preserves physician autonomy 5 5

High-Performing Value-Based Platform Across Reimbursement Models 1 760K 70+ Total At Risk Attributed Payer Lives Contracts 286K 474K Government Commercial Lives Lives 141K 103K 42K MSSP & Medicare Medicaid MDPCP Lives Advantage Lives Lives 1 6 6 Attributed lives as of 9-30-2021

Overview of Value-Based Care Arrangements Commercial and Medicaid Medicare Advantage MSSP • Employer Sponsored • Retail Medicare Advantage HMO • Traditional Medicare FFS / Med & PPO Supplement • Individual Exchange • Group Medicare • Pathways to Risk Overview • Medicaid • Direct Contracting & Geographic • Episode Bundles options • Attribution • Attribution • Attribution • Cost Target • Cost Target • Cost Target Architecture • Quality Targets • Quality Targets • Quality Targets • Bundles • Administrative Functions • Care Coordination Fee PMPM • Care Coordination Fee PMPM • PCP Direct Payments • PCP Direct Payments • PCP Direct Payments (FFS, • Upside only shared savings Capitation, Quality payments) • Upside only shared savings • Increased upside sharing w/ • Upside only shared savings downside risk • Increased upside sharing w/ Economics downside risk • Increased upside sharing w/ • Enhanced Track (75% upside with downside risk total cost of care downside risk) • Full risk based on % of CMS premium 77

Underwrite-Pair Economic Risk with VBC Program Maturity Established 100% / 100% Maturing • Protect balance sheet during program initiation 50% / 50% • Understand population and leverage data / analytics New • Launch and mature physician governance and performance 35% / 0% • Move up the risk / reward curve over time Patient Documentation | Quality | Cost Management Key Levers of Performance 8 8 Risk Level (Upside / Downside)

Illustrative Economics Of VBC Arrangements All data are presented for illustrative purposes only and do not reflect actual economics in any payor contract or any historical or projected financial results of Privia Health. Calculations reflect typical industry economics in value-based care programs based on management’s understanding of the industry. Actual terms and parameters can vary materially by contract, geography and payor program. Commercial MSSP: Enhanced Track Patient Attribution A 1,000 1,000 Historical PMPY $4,800 Risk Adj. Historic Cost $9,709 Medical Trend 6% Efficiency Adjustment 3% Target Risk Adjustment 1.02 B $5,190 $10,000 Illustrative Performance PMPY C $5,086 $9,050 Savings PMPY $104 $950 B – C = D Quality E 95% Meet Upside Share F 50% 75% D * E * F = Privia Shared Savings PMPY D * F = G $49 $713 G Care Coordination Fee PMPY H $30 N / A Total PMPY $79 N / A G + H = I Practice Collections / A * I $79,303 $712,500 GAAP Revenue Shared Savings A * G $49,303 $712,500 9 9

Illustrative Economics Of VBC Arrangements All data are presented for illustrative purposes only and do not reflect actual economics in any payor contract or any historical or projected financial results of Privia Health. Calculations reflect typical industry economics in value-based care programs based on management’s understanding of the industry. Actual terms and parameters can vary materially by contract, geography and payor program. Medicare Advantage Medicare Advantage Capitation with 100% Upside Only Economic Share Patient Attribution A 1,000 1,000 CMS Payer Premium $12,000 CMS Payer Premium $12,000 % of Premium Target 86% % of Premium Target 86% Target B $10,320 $10,320 Illustrative Performance PMPY C $9,000 $9,000 Savings PMPY $1,320 $1,320 B – C = D Privia / Payer Split E 50% 100% Privia Shared Savings PMPY D * E = F $660 $1,320 Care Coordination Fee PMPY G $300 $300 B = H Practice Collections PMPY $960 $10,320 F + G = H Practice Collections / A * H $960,000 $10,320,000 GAAP Revenue Shared Savings A * F $660,000 $1,320,000 10 10

Managing $1.1 Billion in Medical Spend in MSSP Only Privia’s Share of Savings is Recognized in Revenue Today All Privia 2020 MSSP Results MSSP ACOs 2020 MSSP Lives 121,292 Per Capita Benchmark $9,359 (PMPY) Illustrative practice collections / GAAP Benchmark Spend ($mm) $1,135 revenue under conversion of MSSP lives to capitated arrangement Savings Rate 7.7% Gross Shared Savings $87 ($mm) Currently recognized in practice collections Privia ACO Share ($mm) $56 and GAAP revenue Current revenue recognition understates Privia Health’s VBC scale, performance and capability 11 11

APPENDIX 12 12 12 12

Privia Health: Investment Highlights Multiple Drivers for Comprehensive Proven and Scalable for All Future Growth with Technology Solution Built Provider Types, Patients & a Large TAM for Providers Reimbursement Models Aligned with Provider Highly Experienced Financial Success while Profitable, Executive and Physician Capital-Efficient Profile Preserving Ownership Leadership Team Structure 13 13

Moving Markets Toward Value-Based Care At Scale Enter Organize Drive Transition to Market Providers Improvements Value & Risk ¾ Align with anchor ¾ Form high ¾ Advance practice ¾ Succeed in various medical groups and performance management, value-based care health systems to medical groups patient engagement models (MSSP, transition markets and value-based Medicare Advantage, to value-based care care initiatives Commercial, etc.) ¾ Develop network of leading primary care providers and specialists 14 14

Physician Enablement Landscape Single TIN / Clinic Models Employment / Buyout IPA / ACOs / CINs Independents Integrated MSO / ACO Standalone IPAs Urgent Care / ACOs / CINs Health Systems Commercial & Independent PCPs, (Care Partners) Government Multi-specialty and Single-specialty Groups PE Firms Health Systems Government (Medicare / MA / Medicaid) 15 15

Building a National Footprint 1 Privia Timeline Current Market Presence 3,250+ 95% 3M+ 760K $1.3B+ Implemented Avg. Provider Patients Attributed Practice Launched Providers Retention Lives Collections Tennessee Launched Launched Women’s Market & Georgia & South Privia Pediatrics Launched Health First Practice Texas Markets Platform Platform California 2013 2014 2015 2016 2018 2019 2020 2021 Mid-Atlantic Tennessee North Texas Launched Launched Launched Launched Georgia North Florida Market California & Mid-Atlantic West Texas Texas Market West Texas Market Florida Markets South Texas 7 100+ 850+ 85 58 States Targeted MPSAs Care Center Patient Provider (Plus D.C.) (30+ in top 100) Locations NPS NPS 1 16 16 As of 9/30/2021, pro forma for California and West Texas markets as disclosed on Form 424B4 filed with the SEC on November 22, 2021.

Extensive Clinical Operations Team Supports Every Provider Partner To Succeed in Value-Based Programs Medical Director Population Performance Health Consultant Associate Primary Care Provider Clinical/Quality and Team Documentation Care Team Manager 24/7 Nurse 24/7 Privia Triage Line Virtual Clinic 17 17

Deep Clinical Operations Capabilities Drive VBC Success The Privia Platform provides a broad suite of clinical operations capabilities that have driven success across risk arrangements Foundational Elements for Success 1 2 3 4 5 Practice Enhanced Fundamentals Comprehensive Advanced Fundamentals Experience of Value Care Risk Model Stabilize the practice to Upgrade the patient Execute on fundamentals Take greater responsibility Redesign practice to succeed create a successful base experience of value-based care for the totality of patient care in mature value models ▪ EHR & Patient Portal ▪ Practice Websites ▪ Membership ▪ Expanded Access ▪ Capitation ▪ Revenue Cycle ▪ Online Scheduling ▪ Quality ▪ Care Coordination ▪ Risk Positioning ▪ Payer Contracting ▪ Virtual Visits ▪ Clinical Documentation ▪ Network Management ▪ Delegated Services ▪ Performance Mgmt ▪ Patient Outreach ▪ POD Engagement ▪ Clinical Programs ▪ Network Contracting ▪ Reporting ▪ Satisfaction Surveys ▪ Performance Reports ▪ Social Determinants ▪ Home Care 18 18 18 18

MSSP Results Demonstrate Success in Downside Risk 1 vs. Median vs. Total MSSP 2020 Performance MSSP ACO FFS Medicare Total annual average 15% 24% expenditures • 121,000+ Medicare beneficiaries across ACOs in 4 markets Emergency room 22% 30% utilization • 97% or greater quality score in all ACOs Hospital 22% 27% observation stays • Mid-Atlantic ACO: o 69K lives in Enhanced Track with Outpatient downside risk 22% 35% facility spend o Highest savings rate (9.4%) of top 100 largest ACOs in the country Inpatient 20% 29% facility spend 67% of total MSSP lives in downside risk tracks at 9/30/21 versus 0% in 2019 1 19 19 Based on data provided by CMS at https://data.cms.gov/medicare-shared-savings-program/performance-year-financial-and-quality-results/data/january-2020

Privia Care Partners Launching 1/1/2022 with 25,000+ attributed lives in partnership with 300+ providers (Medical Group) (Care Partners) • Broadens total addressable market and (FFS & VBC) (VBC Only) accelerates growth Health Systems/ Employed ü ü • Exclusively focused across value-based Providers programs (Commercial, MSSP and MA) Independent ü ü Providers • Ability to remain on existing EHR CINs ü • Technology solution and clinical operations integration to perform in VBC arrangements ACOs ü • Similar economic model to existing Privia value-based programs IPAs ü 20 20

Proprietary, End-to-End Tech Solution Enables Providers to Practice More Efficiently and Focus on Patient Care Proprietary end-to-end, cloud-based technology solution enabling scalable operations across providers and multiple markets Enhances workflows in both fee-for-service and value-based care settings across the continuum of care in 200+ payer contracts Increases patient engagement across all stages, including pre-visit preparation, live / virtual visit, and post-visit follow up We provide physicians with a comprehensive and differentiated technology solution that eliminates the need to buy and integrate more than 30 point solutions 21 21

The Privia Technology Solution Creates an Integrated Experience for Providers and Patients Old Way The Privia Way Confusion and disorganization as a result of an onslaught of information from Privia manages complexity to create a unified workflow and disparate sources experience for providers, staff, and patients EHR Hospital ADTS Med Adv Med Adv MSSP Comm Network Paper Reports Privia Tech Platform Provider & Team MSSP Comm Providers & Patients The Privia solution acquires data from across the healthcare ecosystem for a single view of the patient Reports Paper Reports 22 22

Delivering Demonstrable Value to Our Providers Net Realization Enhanced Expense Savings Organic Practice Rate Provider Value-Based on Growth through Incremental Improvement Productivity Care Revenue: Fee-for-Service EMR / PMS & Provider / Revenue Through Robust & Same- Commercial, Rate Lift Group Specialty Opportunities Revenue Cycle MSSP, MA Store Patient Purchasing Addition Management Volume Direct to Consumer Direct to Employer Ancillaries Clinical Research 23 23

Positioned to Monetize Our Platform and Drive Growth Acquisitions and Investments in Full Service Care Models New Market — Minority or majority Development ownership of provider White Space groups Opportunities in — Expand business model Existing Markets — De-novo, wholly or partially nationally in partnership owned, MA focused clinics with anchor medical Moving Markets to groups, health systems and — Add primary care and — Other M&A Value Based Care payers specialist practices in existing markets Organic Growth in — Same store growth of Existing Practices — Develop value-oriented patients attributed to value ancillary services based contracts — Patient panel and volume — Expand relationships with — Moving existing attribution growth self-insured employers into full risk value based programs, such as direct — New provider growth — Expand clinical research contracting and fully program capitated contracts — Expansion of practice services — Develop new products with aligned payers — Revenue optimization 24 24

1 Privia Health: Economic Model 1 Practice Collections: FFS collections and 1 VBC payments (care management PMPMs and shared savings) across all markets and all payer contracts Physician and Practice Expense: 2 2 a. Medical costs b. Physician and provider payments c. Provider share of surplus in VBC contracts d. Cost to build and operate care center locations 3 Cost of Platform: Privia direct operating costs to support all FFS and VBC 3 operations 4 4 Sales and Marketing, G&A: Sales and 4 marketing, technology platform development and corporate G&A costs Practice Collections GAAP Physician Care Cost of Platform Sales and G&A Adjusted Collections from Non- Revenue and Practice Margin Platform Contribution Marketing EBITDA Owned Expense Medical Groups 1 25 25 The chart above is for illustrative purposes only and does not reflect either historical or future financial performance.

3Q’21 Performance 1 Implemented Providers (as of end of period) Attributed Lives (‘000s, as of end of period) Practice Collections ($mm) 760 2,826 $401.5 646 2,454 474 $339.9 403 Commercial 286 243 Government 3Q'20 3Q'21 3Q'20 3Q'21 3Q'20 3Q'21 Adjusted EBITDA ($mm) Care Margin ($mm) Platform Contribution ($mm) $61.5 $13.9 $31.1 $46.7 $9.1 $21.5 3Q'20 3Q'21 3Q'20 3Q'21 3Q'20 3Q'21 % Practice Collections 6.3% 7.7% % Practice Collections 2.7% 3.5% % Care Margin 46.0% 50.6% % Care Margin 19.5% 22.6% 1 26 26 Solid bar represents government lives and shaded bar represents commercial lives. Note: Any slight variations in percentage calculations due to rounding. For reconciliations of Care Margin to Operating Income, Platform Contribution to Operating Income, and Adjusted EBITDA to Net Income, please see the Appendix. 15.2% 17.7% 18.1% 31.5% 44.7% 51.9%

YTD’21 Financial Performance Practice Collections ($mm) Care Margin ($mm) $1,112.8 $169.8 $949.0 $136.3 YTD'20 YTD'21 YTD'20 YTD'21 Adjusted EBITDA ($mm) Platform Contribution ($mm) $79.8 $33.9 $59.2 $23.2 YTD'20 YTD'21 YTD'20 YTD'21 % Practice Collections 6.2% 7.2% % Practice Collections 2.4% 3.0% % Care Margin 17.0% 19.9% % Care Margin 43.4% 47.0% 27 27 Note: Year-to-date results reflects Q1-Q3 2021 and Q1-Q3 2020, respectively. Any slight variations in percentage calculations due to rounding. For reconciliations of Care Margin to Operating Income, Platform Contribution to Operating Income, and Adjusted EBITDA to Net Income, please see the Appendix. 17.3% 24.5% 34.8% 45.9%

The Privia Platform is Scaling Rapidly * Q3 2021 implemented provider count pro forma for entry into California and West Texas markets as disclosed on Form 424B4 filed with the SEC on November 22, 2021. 28 28

Improving Margins Over Time % Practice Collections 6% 6% 6% % Practice Collections 1% 2% 2% % Care Margin 7% 11% 16% % Care Margin 44% 42% 44% 29 29

Significant Whitespace Exists Across Our End Markets

The Privia Solution Addresses a Large Market Ripe for Disruption With Significant Opportunity for Further Growth

~$1.9 trillion estimated physician enablement market opportunity expected to grow at a 6.4% CAGR over the next ten years



$322bn
$398bn
$114bn
$1,062bn
~$1.9tn TAM
Medicare Advantage
Medicare FFS
Medicaid
Commercial
TAM

- ✓ **Privia succeeds across reimbursement environments and payment models**
- ✓ **Privia can expand & scale across multiple, diverse markets**

Privia has 3,250+ implemented providers out of over 1 million total active providers in the U.S.

Source: Kaiser Family Foundation, Nephron Research. "The Dawn of Physician Enablement: Defining Healthcare in the 2020s." January 20, 2021. Statista.

PRIVIA HEALTH 30

Case Study: Driving Performance for 1 Physician Group “A” Partnership 31 31 1 From 2014 to 2020.

1 Reconciliation of Operating (Loss) Income to Care Margin (1) Care Margin is total revenue less the sum of physician and practice expense. 32 32

2 Reconciliation of Operating (Loss) Income to Platform Contribution (2) Platform Contribution is total revenue less the sum of physician and practice expense and cost of platform. (5) Amount represents stock-based compensation expense included under Cost of Platform.. 33 33

3 Reconciliation of Net (Loss) Income to Adjusted EBITDA (3) Adjusted EBITDA is net income (loss) attributable to Privia Health Group, Inc. shareholders and subsidiaries excluding minority interests, provision (benefit) for income taxes, interest income, interest expense, depreciation and amortization, stock-based compensation, severance charges and other non-recurring expenses. (6) Other expenses include certain non-cash or non-recurring costs. 34 34

Thank You PriviaHealth.com Contact: Robert P. Borchert SVP, Investor & Corporate Communications robert.borchert@priviahealth.com 35 35 Phone: 817.783.4841